SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    Form 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): September 20, 2001

               Environmental Oil Processing Technology Corporation
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)


Idaho                               000-29509                      82-0520055
-----                               ---------                      ----------
(State or other                (Commission File No.)           (I.R.S. Employer
Jurisdiction of                                              Identification No.)
incorporation)

                     2801 Brandt Avenue, Nampa, Idaho         83687
                     --------------------------------         -----
                 (Address of Principal Executive Offices)   (Zip Code)




        Registrant's telephone number, including area code: 208-463-0063




                                 Not Applicable
                                 ---------------
          (Former name or former address, if changed since last report)

Item 5.  Other Events.

         On September 20, 2001, the Registrant announced that it did not intend to continue with construction of the electrical generators portion of its Reno Project.

         Further information regarding the Reno Project is set forth in the Registrant's press release dated September 20, 2001, attached as Exhibit 99.1 and incorporated herein by reference.



Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         Exhibit 99.1--   Press Release dated September 20, 2001

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date: September 21, 2001                   ENVIRONMENTAL OIL PROCESSING
                                           TECHNOLOGY CORPORATION




                                           By: /s/ N. Tod Tripple
                                           -----------------------
                                                   N. Tod Tripple
                                                   President